UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2023

Tilray Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38594	82-4310622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Talbot Street West, Leamington, Canada	N8H 5L4
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (844) 845-7291

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Reports on Form 8-K filed by Tilray Brands, Inc., a Delaware corporation (“Tilray”), with the Securities and Exchange Commission (the “SEC”) on April 10, 2023, as amended on April 11, 2023, and June 2, 2023, Tilray entered into an Arrangement Agreement on April 10, 2023, as amended on June 1, 2023 (the “Arrangement Agreement”), with HEXO Corp., a corporation existing under the laws of the Province of Ontario (“HEXO”), pursuant to which Tilray agreed to acquire all of the issued and outstanding common shares of HEXO (the “HEXO Shares”) as well as all of the issued and outstanding preferred shares of HEXO pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (Ontario) (the “Arrangement”). The Arrangement was consummated on June 22, 2023 (the “Closing Date”).

Item 1.01. Entry into a Material Definitive Agreement

Second Supplemental Warrant Indenture to the April 2019 Warrant Indenture

On the Closing Date, HEXO, 48North Cannabis Corp. (“48North”), Tilray and Computershare Trust Company of Canada, as warrant agent (the “April 2019 Warrant Agent”), entered into the Second Supplemental Warrant Indenture (the “HEXO April 2019 Second Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO April 2019 Warrant Indenture”), dated as of April 2, 2019, 48North and the April 2019 Warrant Agent, as amended by the First Supplemental Warrant Indenture (the “HEXO April 2019 First Supplemental Warrant Indenture”), dated as of September 1, 2021, between 48North, HEXO and the April 2019 Warrant Agent, relating to common share purchase warrants of 48North (the “48North Warrants”).

Pursuant to the HEXO April 2019 Second Supplemental Warrant Indenture, from and after the effective time of the Plan of Arrangement (the “Effective Time”), each 48North Warrant exercisable for HEXO Shares became exercisable for 0.00073549 of a share of common stock of Tilray, par value $0.0001 per share (“Common Stock”), at an exercise price of C$1.72 (or an effective exercise price of C$2,338.58 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio (as defined below). Each 48North Warrant expires at 5:00pm (Toronto time) on April 2, 2024. No fractional warrants will be issued and the 48North Warrants may only be exercised to acquire whole numbers of shares of Common Stock. Further, if at any time prior to the expiration date of the 48North Warrants, the volume weighted average trading price (the “VWAP”) of the Common Stock on the Toronto Stock Exchange (the “TSX”) equals or exceeds C$4,486.82 per share of Common Stock for 10 consecutive trading days, Tilray may, within 10 days of such event, deliver written notice to holders of 48North Warrants and the April 2019 Warrant Agent, supplemented by way of a press release issued by Tilray, accelerating the expiration date to the date that is 30 days following the date of such notice. In that event, any unexercised 48North Warrants would automatically expire at the end of the accelerated expiration date. As of the date hereof, approximately 8,093 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding 48North Warrants. The 48North Warrants are listed on the TSX under the symbol “HEXO.WT.A”.

Third Supplemental Warrant Indenture to the June 2020 Warrant Indenture

On the Closing Date, HEXO, Tilray and Computershare Trust Company of Canada, as warrant agent (the “Zenabis June 2020 Warrant Agent”), entered into the Third Supplemental Warrant Indenture (the “HEXO June 2020 Third Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO June 2020 Warrant Indenture”), dated as of June 25, 2020, between Zenabis Global Inc. (“Zenabis”) and the Zenabis June 2020 Warrant Agent, as amended by the First Supplemental Warrant Indenture (the “HEXO June 2020 First Supplemental Warrant Indenture”), dated as of June 1, 2021, between HEXO and the Zenabis June 2020 Warrant Agent and the Second Supplemental Warrant Indenture (the “HEXO June 2020 Second Supplemental Warrant Indenture”), dated as of October 31, 2022, between HEXO and the Zenabis June 2020 Warrant Agent, relating to certain common share purchase warrants of HEXO (the “HEXO June 2020 Warrants”).

Pursuant to the HEXO June 2020 Third Supplemental Warrant Indenture, from and after the Effective Date, each HEXO June 2020 Warrant exercisable for HEXO Shares became exercisable for 0.000550839 of a share of Common Stock at an exercise price of C$0.16 (or an effective exercise price of C$290.47 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio. Each HEXO June 2020 Warrant expires at 5:00pm (Toronto time) on June 25, 2025. No fractional warrants will be issued and the HEXO June 2020 Warrants may only be exercised to acquire whole numbers of shares of Common Stock. Further, if at any time after the Arrangement Effective Date (as defined in the HEXO June 2020 Third Supplemental Warrant Indenture), the closing sale price of the Common Stock on the TSX exceeds C$580.93 per share for a period of 10 consecutive trading days, Tilray may, at its sole discretion, accelerate the expiration date of the HEXO June 2020 Warrants to a date that is 15 days following delivery of notice of such acceleration to holders of HEXO June 2020 Warrants and the Zenabis June 2020 Warrant Agent. As of the date hereof, approximately 99,642 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding HEXO June 2020 Warrants.

Third Supplemental Warrant Indenture to the September 2020 Warrant Indenture

On the Closing Date, HEXO, Tilray and Computershare Trust Company of Canada, as warrant agent (the “Zenabis September 2020 Warrant Agent”), entered into the Third Supplemental Warrant Indenture (the “HEXO September 2020 Third Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO September 2020 Warrant Indenture”), dated as of September 23, 2020, between Zenabis and the Zenabis June 2020 Warrant Agent, as amended by the First Supplemental Warrant Indenture (the “HEXO September 2020 First Supplemental Warrant Indenture”), dated as of June 1, 2021, between HEXO and the Zenabis September 2020 Warrant Agent and the Second Supplemental Warrant Indenture (the “HEXO June 2020 Second Supplemental Warrant Indenture”), dated as of October 31, 2022, between HEXO and the Zenabis September 2020 Warrant Agent, relating to certain common share purchase warrants of HEXO (the “HEXO September 2020 Warrants”).

Pursuant to the HEXO September 2020 Third Supplemental Warrant Indenture, from and after the Closing Date, each HEXO September 2020 Warrant exercisable for HEXO Shares became exercisable for 0.000550839 of a share of Common Stock at an exercise price of C$0.10 (or an effective exercise price of C$181.54 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio. Each HEXO September 2020 Warrant expires at 5:00pm (Toronto time) on September 23, 2025. No fractional warrants will be issued and the HEXO September 2020 Warrants may only be exercised to acquire whole numbers of shares of Common Stock. Further, if at any time after the Arrangement Effective Date (as defined in the HEXO September 2020 Third Supplemental Warrant Indenture), the closing sale price of the Common Stock on the TSX exceeds C$363.08 per share for a period of 10 consecutive trading days, Tilray may, at its sole discretion, accelerate the expiration date of the HEXO June 2020 Warrants to a date that is 15 days following delivery of notice of such acceleration to holders of HEXO September 2020 Warrants and the Zenabis September 2020 Warrant Agent. As of the date hereof, approximately 38,201 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding HEXO September 2020 Warrants.

Supplemental Warrant Indenture to the August 2021 Warrant Indenture

On the Closing Date, HEXO, Tilray and TSX Trust Company, as warrant agent (the “August 2021 Warrant Agent”), entered into the Supplemental Warrant Indenture (the “HEXO August 2021 Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO August 2021 Warrant Indenture”), dated as of August 24, 2021, between HEXO and the August 2021 Warrant Agent, relating to certain common share purchase warrants of HEXO (the “August 2021 HEXO Warrants”).

Pursuant to the HEXO August 2021 Supplemental Warrant Indenture, from and after the Effective Date, each August 2021 HEXO Warrant exercisable for HEXO Shares became exercisable for 0.4352 of a share of Common Stock at an exercise price of US$48.30 (or an effective exercise price of US$110.98 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio. Each August 2021 HEXO Warrant expires at 5:00pm (Eastern time) on August 24, 2026. No fractional warrants will be issued and the August 2021 HEXO Warrants may only be exercised to acquire whole numbers of shares of Common Stock. As of the date hereof, approximately 762,844 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding August 2021 HEXO Warrants.

Supplemental Warrant Indenture to the June 2020 Warrant Indenture

On the Closing Date, HEXO, Tilray and TSX Trust Company, as warrant agent (the “June 2020 Warrant Agent”), entered into the Supplemental Warrant Indenture (the “HEXO June 2020 Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO June 2020 Warrant Indenture”), dated as of June 5, 2020, between HEXO and the June 2020 Warrant Agent, relating to certain common share purchase warrants of HEXO (the “June 2020 HEXO Warrants”).

Pursuant to the HEXO June 2020 Supplemental Warrant Indenture, from and after the Effective Time, each June 2020 HEXO Warrant exercisable for HEXO Shares became exercisable for 0.4352 of a share of Common Stock at an exercise price of US$56.00 (or an effective exercise price of US$128.68 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio. Each June 2020 HEXO Warrant expires at 5:00pm (Eastern time) on June 30, 2023. No fractional warrants will be issued and the June 2020 HEXO Warrants may only be exercised to acquire whole numbers of shares of Common Stock. As of the date hereof, approximately 30,460 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding June 2020 HEXO Warrants.

Supplemental Warrant Indenture to the May 2020 Warrant Indenture

On the Closing Date, HEXO, Tilray and TSX Trust Company, as warrant agent (the “May 2020 Warrant Agent”), entered into the Supplemental Warrant Indenture (the “HEXO May 2020 Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO May Warrant Indenture”), dated as of May 21, 2020, between HEXO and the May 2020 Warrant Agent, relating to certain common share purchase warrants of HEXO (the “May 2020 HEXO Warrants”).

Pursuant to the HEXO May 2020 Supplemental Warrant Indenture, from and after the Closing Date, each May 2020 HEXO Warrant exercisable for HEXO Shares became exercisable for 0.4352 of a share of Common Stock at an exercise price of C$58.80 (or an effective exercise price of C$135.11 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio. Each May 2020 HEXO Warrant expires at 5:00pm (Eastern time) on May 21, 2025. No fractional warrants will be issued and the May 2020 HEXO Warrants may only be exercised to acquire whole numbers of shares of Common Stock. As of the date hereof, approximately 235,999 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding May 2020 HEXO Warrants.

Supplemental Warrant Indenture to the April 2020 Warrant Indenture

On the Closing Date, HEXO, Tilray and TSX Trust Company, as warrant agent (the “April 2020 Warrant Agent”), entered into the Supplemental Warrant Indenture (the “HEXO April 2020 Supplemental Warrant Indenture”) to the Warrant Indenture (the “HEXO April 2020 Warrant Indenture”), dated as of April 13, 2020, between HEXO and the April 2020 Warrant Agent, relating to certain common share purchase warrants of HEXO (the “April 2020 HEXO Warrants”).

Pursuant to the HEXO April 2020 Supplemental Warrant Indenture, from and after the Closing Date, each April 2020 HEXO Warrant exercisable for HEXO Shares became exercisable for 0.4352 of a share of Common Stock at an exercise price of C$53.76 (or an effective exercise price of C$123.53 per one whole share of Common Stock), which represents an increase in the exercise price in a corresponding proportion to give effect to the Common Exchange Ratio. Each April 2020 HEXO Warrant expires at 5:00pm (Eastern time) on April 13, 2025. No fractional warrants will be issued and the April 2020 HEXO Warrants may only be exercised to acquire whole numbers of shares of Common Stock. As of the date hereof, approximately 367,746 shares of Common Stock are issuable pursuant to the exercise of the issued and outstanding April 2020 HEXO Warrants.

The foregoing descriptions of the warrant indentures are not complete and are qualified in their entirety by reference to the full text of such warrant indentures, copies of which are filed as Exhibits 4.1 through 4.19 hereto, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note is incorporated by reference herein.

Under the terms of the Arrangement Agreement and the Plan of Arrangement, on June 22, 2023, each HEXO Share outstanding immediately prior to the Effective Time (other than shares held by Tilray and HEXO dissenting shareholders) was transferred to Tilray in exchange for 0.4352 of a share of Common Stock (the “Common Exchange Ratio”).  Each preferred share of HEXO outstanding immediately prior to the Effective Time was transferred to Tilray in exchange for 0.7805 of a share of Common Stock. In the aggregate, HEXO shareholders received 39,710,845 shares of Common Stock (the “Consideration Shares”). The Arrangement was intended to qualify as a reorganization for U.S. federal income tax purposes.

In addition, at the Effective Time, (i) all HEXO equity awards granted under HEXO’s equity compensation plans (the “HEXO Plans”) that were outstanding as of the Effective Time were either, depending on the type of equity award, (a) assumed and adjusted to represent a right to acquire Common Stock, with the number of shares underlying such awards and the exercise prices of such awards adjusted based on the Common Exchange Ratio, or (b) exchanged for a cash payment, and (ii) all of the warrants to acquire HEXO Shares that were outstanding as of the Effective Time were adjusted to reflect the terms of the Arrangement, account for the Common Exchange Ratio and represent a right to acquire shares of Common Stock in place of HEXO Shares.

Treatment of HEXO Convertible Securities

Pursuant to the Arrangement, at the Effective Time, (i) each outstanding option to purchase HEXO Shares, whether vested or unvested, issued pursuant to the HEXO Plans (each, a “HEXO Option”), to the extent not exercised as of the Effective Date (as defined in the Arrangement Agreement), was adjusted pursuant to the Arrangement (each, an “Adjusted Option”) to represent a right to purchase a number of shares of Common Stock equal to the product of the Common Exchange Ratio multiplied by the number of HEXO Shares issuable on exercise of such HEXO Option immediately prior to the Effective Time, for an exercise price per share of Common Stock equal to the exercise price per share of such HEXO Option immediately prior to the Effective Time divided by the Common Exchange Ratio; (ii) each restricted share unit, whether vested or unvested, issued pursuant to the HEXO Plans (each, a “HEXO RSU”), to the extent not exercised as of the Effective Date, was exchanged for a cash payment equal to the number of HEXO RSUs credited to such holder multiplied by $1.25 (the “Payout Value”) and was immediately thereafter cancelled and terminated; and (iii) each deferred share unit issued pursuant to the HEXO Plans (each, a “HEXO DSU”), to the extent not exercised as of the Effective Date, was exchanged for a cash payment equal to the number of HEXO DSUs credited to such holder multiplied by the Payout Value. The HEXO Options shall continue to be governed by the applicable HEXO Plan pursuant to which the HEXO Options were initially granted. The Adjusted Options are convertible into aggregate of 1,283,985 shares of Common Stock. The exercise prices for the Adjusted Options range from C$3.63 to C$1,093.75.

Treatment of HEXO Warrants

Pursuant to the Arrangement, at the Effective Time, each holder of a Company Warrant (as defined in the Arrangement Agreement), to the extent such Company Warrant had not expired as of the Effective Time and the holder of such Company Warrant had not exercised such Company Warrant as of the Effective Date, became entitled to acquire and receive, upon the exercise of such Company Warrant and payment of the applicable exercise price, the number of shares of Common Stock that would have been issued or paid to such holder if it had exercised such Company Warrant immediately prior to the Effective Time. The Company Warrants are, however, subject to adjustment in accordance with the terms of the applicable warrant indentures and warrant certificates. In addition, each Company Warrant, if applicable, will continue to be governed by and subject to the terms of the applicable warrant indenture or applicable warrant certificate.

The foregoing summary description of the completion of the Arrangement does not purport to be complete and is qualified in its entirety by reference to the terms of (i) the Arrangement Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Tilray with the SEC on April 10, 2023 and (ii) the Arrangement Agreement Amendment, which was filed as Exhibit 10.2 to the Current Report on Form 8-K filed by Tilray with the SEC on June 2, 2023, and incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As of the close of trading on June 22, 2023, HEXO, acting pursuant to authorization from its board of directors, voluntarily withdrew the listing of the HEXO Shares from the Nasdaq Stock Market.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Consideration Shares issued by Tilray in connection with the consummation of the Arrangement were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act based on the final order of the Ontario Superior Court of Justice (Commercial List) issued on June 19, 2023, approving the Plan of Arrangement following a hearing by the court which considered, among other things, the fairness of the Arrangement to the persons affected.

The issuance of the shares of Common Stock underlying the Adjusted Options will be registered under the Securities Act under a Form S-8 registration statement for the Company’s Amended and Restated 2018 Equity Incentive Plan.

The issuance of the shares of Common Stock underlying of the Company Warrants will be registered under the Securities Act under a prospectus supplement related to the Form S-3 registration statement (File No. 333-267788) filed by the Company on October 7, 2022.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01, of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

Press Release

On June 22, 2023, Tilray issued a press release announcing the closing of the Arrangement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
2.1
Arrangement Agreement, dated as of April 10, 2023, by and between Tilray Brands, Inc. and HEXO Corp. (incorporated by reference to Exhibit 10.1 of Tilray’s Current Report on Form 8-K filed with the SEC on April 10, 2023).

2.2
Arrangement Agreement Amendment, dated as of June 1, 2023, by and between Tilray Brands, Inc. and HEXO Corp. (incorporated by reference to Exhibit 10.2 of Tilray’s Current Report on Form 8-K filed with the SEC on June 2, 2023).

4.1*	Second Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and Computershare Trust Company of Canada.
4.2
First Supplemental Warrant Indenture dated September 1 2021 among 48North Cannabis Corp., HEXO Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 of HEXO’s Current Report on Form 6-K filed with the SEC on September 9, 2021).

4.3
Warrant Indenture dated April 2, 2019 between 48North Cannabis Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 of HEXO’s Current Report on Form 6-K filed with the SEC on September 9, 2021).

4.4*	Third Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and Computershare Trust Company of Canada.
4.5
Second Supplemental Warrant Indenture dated October 31, 2022 between HEXO Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 of HEXO’s Current Report on Form 6-K filed with the SEC on November 21, 2022).

4.6
Supplemental Warrant Indenture dated June 1, 2021 among Zenabis Global Inc., HEXO Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 of HEXO’s Current Report on Form 6-K filed with the SEC on June 8, 2021).

4.7
Warrant Indenture dated June 25, 2020 between Zenabis Global Inc. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 of HEXO’s Current Report on Form 6-K filed with the SEC on June 8, 2021).

4.8*	Third Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and Computershare Trust Company of Canada.
4.9
Second Supplemental Warrant Indenture dated October 31, 2022 between HEXO Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 of HEXO’s Current Report on Form 6-K filed with the SEC on November 21, 2022).

4.10
Supplemental Warrant Indenture dated June 1, 2021 among Zenabis Global Inc., HEXO Corp. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.3 of HEXO’s Current Report on Form 6-K filed with the SEC on June 8, 2021).

4.11
Warrant Indenture dated September 23, 2020 between Zenabis Global Inc. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.3 of HEXO’s Current Report on Form 6-K filed with the SEC on June 8, 2021).

4.12*	Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and TSX Trust Company.
4.13	Warrant Indenture dated August 24, 2021 between HEXO Corp. and TSX Trust Company (incorporated by reference to Exhibit 99.3 of HEXO’s Current Report on Form 6-K filed with the SEC on August 26, 2021).
4.14*	Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and TSX Trust Company.
4.15	Warrant Indenture dated June 5, 2020 between HEXO Corp. and TSX Trust Company (incorporated by reference to Exhibit 99.4 of HEXO’s Current Report on Form 6-K filed with the SEC on July 10, 2020).
4.16*	Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and TSX Trust Company.
4.17	Warrant Indenture dated May 21, 2020 between HEXO Corp. and TSX Trust Company (incorporated by reference to Exhibit 99.1 of HEXO’s Current Report on Form 6-K filed with the SEC on May 21, 2020).
4.18*	Supplemental Warrant Indenture dated June 22, 2023 among HEXO Corp., Tilray Brands, Inc. and TSX Trust Company.
4.19	Warrant Indenture dated April 13, 2020 between HEXO Corp. and TSX Trust Company (incorporated by reference to Exhibit 99.1 of HEXO’s Current Report on Form 6-K filed with the SEC on April 13, 2020).
5.1*	Opinion of DLA Piper LLP (US).
99.1*	Press release dated June 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILRAY, INC.

Date: June 22, 2023	By:	/s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel